Execution Version

Exhibit 10.1

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Second Amendment”), dated as of January 27, 2026, by and among the borrowers set forth on Schedule 1.01(B) hereto (each a “Borrower” and collectively, the “Borrowers”), the financial institutions party hereto, as lenders (each a “Lender” and collectively, the “Lenders”) and Mizuho Bank, Ltd. (“Mizuho”), as administrative agent on behalf of the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Finance Parties (in such capacity, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement (as defined below).
WITNESSETH:
Reference is made to the Revolving Credit Agreement, dated as of April 3, 2024, entered into by and among the Borrowers, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuer, the lenders party thereto and KKR Capital Markets, as a joint lead arranger, (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by the Second Amendment, the “Credit Agreement”).
WHEREAS, the Borrowers have requested the amendment of certain provisions of the Existing Credit Agreement as set forth in this Second Amendment, and upon the terms and subject to the conditions of this Second Amendment.
WHEREAS, the Lenders party hereto have agreed to such requests as herein provided.
NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Existing Credit Agreement and Schedules thereof.
(a) The definition of Change of Control in the Existing Credit Agreement is, effective as of the Second Amendment Effective Date, hereby replaced in its entirety with the following:
“Change of Control” means either (a) KKR or an Affiliate thereof shall cease to Control K-INFRA or any Borrower or (b) K-INFRA shall cease to own, directly or indirectly, one-hundred percent (100%) of the Economic Interests of any Borrower or the Liquidity Guarantor (other than, solely with respect to this clause (b), any REIT Borrower in respect of its securities sold in a REIT Offering).
(b) The definition of Commitment in the Existing Credit Agreement is, effective as of the Second Amendment Effective Date, hereby replaced in its entirety with the following:
“Commitment” means:
(a)in relation to a Lender party hereto as of the Second Amendment Effective Date, the amount set forth opposite its name under the heading “Commitment as of Second Amendment Effective Date” in Schedule 1.01(A) hereto and the amount of any other Commitment transferred to it under this Agreement or assumed by it in accordance with this Agreement (including pursuant to Section 2.02); and
(b)in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement, made by it or assumed by it in accordance with this Agreement (including pursuant to Section 2.02), in each case, to the extent not cancelled, reduced or transferred by it under this Agreement. The aggregate principal amount of the Commitments of all Lenders as of the Second Amendment Effective Date is $1,250,000,000, and the term “Commitments”, as the context may require, shall refer to the aggregate Commitments of all Lenders.
(c) The definition of Loan Document in the Existing Credit Agreement is, effective as of the Second Amendment Effective Date, hereby replaced in its entirety with the following:
“Loan Document” means this Agreement, the First Amendment, the Second Amendment, the First Amendment Fee Letter, any Note, the Security Documents, the Guarantee Agreement, the Fee Letter, each Application for Letter of Credit and any other document designated as a “Loan Document” by the Administrative Agent and the Borrower Representative and such other agreements and documents, and any amendments or supplements thereto or modifications thereof that are executed or delivered pursuant to the terms of this Agreement or any of the other Loan Documents and any additional documents delivered in connection with any such amendment, supplement or modification that the parties thereto agree shall constitute a “Loan Document” hereunder.
(d) A new definition of Permitted REIT Distributions is, effective as of the Second Amendment Effective Date, hereby added with the following:
"Permitted" REIT Distributions” means (A) any distributions by a REIT Borrower on its securities sold in a REIT Offering in accordance with the Constitutional Documents of such REIT Borrower; provided that distributions by a REIT Borrower pursuant to this clause (A) shall not exceed $15,000 annually and (B) without duplication of and taking into account any amount described in clause (A), any distributions by the REIT Borrower in an amount required to be distributed by the REIT Borrower not to exceed the minimum amount required to be distributed by such REIT Borrower, for the purpose of maintaining such REIT Borrower’s status as a real estate investment trust under the Code.
(e) A new definition of REIT Borrower is, effective as of the Second Amendment Effective Date, hereby added with the following:
“REIT Borrower” means (a) K-INFRA Cavalry REIT Aggregator GP LLC, for so long as it is a Borrower and (b) any Borrower that (i) has elected or (ii) intends to elect (with respect to any period in which a distribution paid by such Borrower intended to qualify as a Permitted REIT Distribution is made) to be treated as a real estate investment trust under the Code; provided that any REIT Offering made by such Borrower shall be on terms substantially similar to the terms of the Cavalry REIT Offering.
(f) A new definition of REIT Offering is, effective as of the Second Amendment Effective Date, hereby added with the following:
“REIT Offering” means any private placement of securities of a REIT Borrower, the primary purpose of which is to satisfy the beneficial ownership requirements set forth in the Code as applicable to real estate investment trusts.

(g) A new definition Second Amendment is, effective as of the Second Amendment Effective Date, hereby added with the following:
“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrowers, the Administrative Agent, the Lenders and the other parties party thereto.
(h) A new definition Second Amendment Effective Date is, effective as of the Second Amendment Effective Date, hereby added with the following:
“Second Amendment Effective Date” means the “Second Amendment Effective Date” as such term is defined in the Second Amendment, which date is January 27, 2026.
(i) Section 7.04 of the Existing Credit Agreement is, effective as of the Second Amendment Effective Date, hereby replaced in its entirety with the following:
Distributions.
No Borrower shall make, pay or declare any dividend, distribution or payment (whether or not in cash), direct or indirect, on account of any Equity Interest in such Borrower including as a dividend or other distribution and on account of the purchase, redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any such Equity Interest (any such dividend, distribution, payment, purchase, redemption, retirement, sinking fund, purchase or other acquisition, a “Distribution”) at any time a Cash Control Event has occurred and is continuing or would result therefrom other than (i) Tax Distributions and (ii) solely to the extent no Event of Default pursuant to Section 8.01(a), (g) or (h) hereof has occurred, Permitted REIT Distributions.
(j) The first paragraph of Section 7.10 of the Existing Credit Agreement is, effective as of the Second Amendment Effective Date, hereby replaced in its entirety with the following:
(A)No Borrower shall amend or otherwise modify its Constitutional Documents (a “Proposed Borrower Amendment”) in any way that would (i) impair the Lenders’ rights in the Collateral or (ii) reasonably be expected to have an adverse effect on the rights, powers, remedies and privileges of the Lenders in any material respect (each of clauses (i) and (ii), a “Material Borrower Amendment”), in each case without the consent of the Administrative Agent (acting at the direction of the Required Lenders); provided that any amendment to the Constitutional Documents of a REIT Borrower which either (a) increases the rate of preferential cash distributions payable by such REIT Borrower on its securities sold in a REIT Offering or (b) increases the maximum number of authorized preferred securities that may be issued by such REIT Borrower on which preferential cash distributions will be payable shall be deemed to be a Material Amendment for purposes of this Section 7.10 during the period such REIT Borrower is taxed as a real estate investment trust under the Code.
(k) A new definition of Cavalry REIT Offering is, effective as of the Second Amendment Effective Date, hereby added with the following:
“Cavalry REIT Offering” means the issuance by K-INFRA Cavalry REIT Aggregator GP LLC of its Series A Cumulative Non-Voting Preferred Units pursuant to the terms set forth on Exhibit A of the Limited Liability Company Agreement of K-INFRA Cavalry REIT Aggregator GP LLC, dated as of June 13, 2025, as in effect on the Second Amendment Effective Date.

(l) Schedules 1.01(A), 1.01(B), 4.10 and 5.02 to the Existing Credit Agreement are, effective as of the Second Amendment Effective Date, hereby replaced in its entirety with the Schedule set forth in Exhibit A hereto.
SECTION 2. Representations and Warranties. In order to induce the Lenders to enter into this Second Amendment and to amend the Existing Credit Agreement in the manner provided herein, each Borrower (collectively, the “Loan Parties”) hereby represents and warrants to the Lenders that:
(a) Authorization, Binding Effect, Etc. The execution, delivery and performance by each Loan Party of each of this Second Amendment and the other Loan Documents have been duly authorized by all necessary limited partnership or company action on the part of such Loan Party. Each of this Second Amendment and the other Loan Documents has been duly executed and delivered by the Loan Parties and is the legal, valid and binding obligation of each Loan Party enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors’ rights generally.
(b) No Default; Representation and Warranties. As of the Second Amendment Effective Date, both before and immediately after giving effect to this Second Amendment, (x) there exists no Default or Event of Default and (y) the representations and warranties of the Borrowers contained in Article 4 of the Existing Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, in each case, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
SECTION 3. Confirmation of Security Interests; Reaffirmation of Loan Documents.
By signing this Second Amendment, each Borrower hereby affirms, reaffirms or confirms, as applicable, as of the date hereof, that (x) the obligations of each Borrower under the Existing Credit Agreement as modified or supplemented hereby and the other Loan Documents to which it is a party (i) are entitled to the benefits of the security interests set forth or created in the Existing Credit Agreement, the Security Agreement, all other Security Documents and the other Loan Documents, each to which it is a party, and (ii) constitute “Obligations” or such other similar term for purposes of the Credit Agreement, the Security Agreement, all other Security Documents and all other Loan Documents, each to which it is a party, and (y) notwithstanding the effectiveness of the terms hereof, the covenants, obligations and agreements contained in the Security Agreement, the other Security Documents and the other Loan Documents, each to which it is a party, are, and shall continue to be in full force and effect in accordance with the terms thereof, in each case as in effect immediately after giving effect to this Second Amendment and the transactions contemplated hereby.
For greater certainty and without limiting the foregoing, each Borrower hereby confirms that (i) the existing security interests granted by it in favor of the Lenders pursuant to the Loan Documents to which it is a party in the Collateral described therein shall remain in full force and effect, are not hereby released or reduced (except pursuant to Section 5 below), and continue to secure full payment and performance of the Obligations of each Borrower under the Credit Agreement, and the other Loan Documents to which it is a party as and to the extent provided in such Loan Documents and (ii)

neither the modification of the Credit Agreement effected pursuant to this Second Amendment nor the execution, delivery, performance or effectiveness of this Second Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document to which it is a party, and such Liens shall remain in full force and effect, are not hereby released or reduced, and continue to secure full payment and performance of the Obligations of each Borrower under the Credit Agreement and the other Loan Documents to which it is a party as and to the extent provided in such Loan Documents (except pursuant to Section 5 below).
SECTION 4. Conditions to Effectiveness.
The effectiveness of this Second Amendment shall be subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “Second Amendment Effective Date”):
(a)each Borrower and each Lender, shall have signed a counterpart hereof and delivered such counterpart to the Administrative Agent;
(b)as of the Second Amendment Effective Date and immediately after giving effect to the amendments contemplated by Section 1 (the “Transactions”), the representations and warranties set forth in Section 2 above are true and correct;
(c)no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result immediately after giving effect to the Transactions;
(d)receipt by the Administrative Agent of a certificate from a Responsible Officer of each Borrower covering the matters specified in Section 4(b) and 4(c) above, in form reasonably satisfactory to the Administrative Agent; and
(e)the Borrowers shall have paid all fees and other amounts due and payable on or before the Second Amendment Effective Date (including all expenses payable pursuant to Section 10.02 of the Credit Agreement), including the reasonable fees and disbursements of Davis Polk & Wardwell LLP, as New York counsel to the Administrative Agent and the to the extent such invoices are received not less than two (2) Business Days prior to the Second Amendment Effective Date;
    SECTION 5. Miscellaneous Provisions.
(a)This Second Amendment is a Loan Document executed pursuant to, and in accordance with, the Existing Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, including the rules of construction set forth in Section 1.02 thereof. From and after the Second Amendment Effective Date, all references in the Existing Credit Agreement and each of the other Loan Documents to the Existing Credit Agreement shall be deemed to be references to the Credit Agreement.
(b)This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(c)This Second Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrowers and the Administrative

Agent of written notification of such execution and authorization of delivery thereof. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.
(d)THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS AND CAUSES OF ACTION ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(e)Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth, nothing herein shall be deemed to entitle Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the Obligations or any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(f)The headings of this Second Amendment are for are included for convenience of reference only and shall not affect the interpretation of or be given any substantive effect under this Second Amendment or any other Loan Document.
                *    *    *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

BORROWERS:
K-INFRA LIQUIDITY LIMITED
K-INFRA PERCIVAL AGGREGATOR GP LLC
K-INFRA PEGASUS AGGREGATOR GP LIMITED
K-INFRA KYOTO AGGREGATOR GP LIMITED
K-INFRA ZEUS AGGREGATOR GP LIMITED
K-INFRA STELLAR AGGREGATOR GP LIMITED
K-INFRA OAK AGGREGATOR GP LIMITED
K-INFRA DEVONSHIRE AGGREGATOR GP LIMITED K-INFRA SIENNA AGGREGATOR GP LIMITED
K-INFRA EIGHT MILE AGGREGATOR GP LLC
K-INFRA ELBE AGGREGATOR GP LIMITED
K-Infra GAMMA AGGREGATOR GP LIMITED
K-INFRA TANGO AGGREGATOR GP LIMITED
K-INFRA RUBY AGGREGATOR GP LIMITED
KKR EAGLE AGGREGATOR GP LIMITED
K-INFRA METRO AGGREGATOR GP LIMITED
K-INFRA KINVARA LIMITED
K-INFRA OPTICS LIMITED
K-INFRA DINO LIMITED
K-INFRA AQUEDUCT LIMITED

By:     /s/Michael Ryan
Name: Michael Ryan
Title: Director

K-INFRA PANDA LLC
K-INFRA DENALI AGGREGATOR GP LLC
K-INFRA EIGHT MILE AGGREGATOR GP LLC
K-INFRA CAVALRY REIT AGGREGATOR GP LLC
By:     /s/Michael Ryan
Name: Michael Ryan
Title: Chief Operating Officer

[Signature Page to Second Amendment]

LENDERS

MIZUHO BANK, LTD., as Administrative Agent, Collateral Agent and a Lender
By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director

[Signature Page to Second Amendment]

COMMONWEALTH BANK OF AUSTRALIA, as a Lender
By:	/s/ Katy Kouzinas
Name: Katy Kouzinas
Title: Executive Director

[Signature Page to Second Amendment]

LLOYDS BANK CORPORATE MARKETS, as a Lender
By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Vice President
By:	/s/ Catherine Lim
Name: Catherine Lim
Title: Assistant Vice President

[Signature Page to Second Amendment]

NATIONAL AUSTRALIA BANK LIMITED, as a Lender
By:	/s/ Liam Pertruccelli
Name: Liam Pertruccelli
Title: Director

[Signature Page to Second Amendment]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Alex Figueroa
Name: Alex Figueroa
Title: Authorized Signatory

[Signature Page to Second Amendment]

BNP PARIBAS, as a Lender
By:	/s/ Guillaume Le Gall
Name: Guillaume Le Gall
Title: Managing Director
By:	/s/ Alexei Penn
Name: Alexei Penn
Title: Vice President

[Signature Page to Second Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:	/s/ Maria Macchiaroli
Name: Maria Macchiaroli
Title: Authorized Signatory

[Signature Page to Second Amendment]